Exhibit 99.1

Blue Apron Q3’22 Presentation November 7, 2022

2 Disclaimers: Forward Looking Statements and Use of Non - GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc . and its future expectations, plans and prospects that constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward - looking statements . In some cases, you can identify forward - looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions . The forward - looking statements in this presentation are only predictions . Blue Apron has based these forward - looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations . These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the sufficiency of the company’s cash resources and ability to operate as a going concern in the event that the RJB Partners, LLC private placement and the gift card transaction with an affiliate of Joseph N . Sanberg do not close or the company is unable to realize the anticipated benefits from identified, and to be identified, expense reductions or alternative financing options are not identified and consummated, the company’s expectations regarding its expenses and revenue, the company’s ability to foreclose upon the pledged securities securing the RJB private placement obligation in a private or other sale and receive proceeds sufficient to satisfy amounts owed to the company from affiliates of Joseph N . Sanberg, the outcome of discussions with the company’s lenders in the event the company breaches a covenant under the company’s note purchase agreement ; the company’s ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants under the company’s indebtedness, while continuing to support the execution of its growth strategy on its anticipated timelines ; the company’s ability, including the timing and extent, to successfully support the execution of its growth strategy (including the ability to successfully increase marketing and technology improvements on the company’s planned timeline, if at all), the company’s ability to cost - effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand, and its ability to continue to expand its product offerings and distribution channels, the company’s ability to sustain any increase in demand and/or the company’s ability to continue to execute operational efficiency practices ; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions or continued increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise ;

3 the company’s ability to further invest in marketing ; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things the impact of inflation or other macroeconomic factors, and to some extent, long - term impacts on consumer behavior and spending habits ; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers ; the company’s ability to effectively compete ; the company’s ability to maintain and grow the value of its brand and reputation ; any material and adverse impact of any resurgences and/or new variants of the COVID - 19 virus on the company’s operations and results, such as challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders ; the company’s ability to achieve its ESG goals on its anticipated timeframe, if at all ; the company’s ability to maintain food safety and prevent food - borne illness incidents and its susceptibility to supplier - initiated recalls ; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business ; the company’s vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics ; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches ; the company’s ability to obtain and maintain intellectual property protection ; and other risks more fully described in the company’s Annual Report on Form 10 - K for the year ended December 31 , 2021 filed with the SEC on February 25 , 2022 , the company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2022 filed with the SEC on May 9 , 2022 , the company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2022 filed with the SEC on August 8 , 2022 , and the company’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2022 filed with the SEC on November 7 , 2022 , and in other filings that the company may make with the SEC in the future . The company assumes no obligation to update any forward - looking statements contained in this presentation, whether as a result of any new information, future events, or otherwise . This presentation also includes adjusted EBITDA, which is a non - GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U . S . generally accepted accounting principles (“GAAP”) . In addition, this non - GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly - titled measures presented by other companies . A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation . Disclaimers: Forward Looking Statements and Use of Non - GAAP Information

4 Linda Findley President and Chief Executive Officer

XX ~$14.1MM of net proceeds Completes At - the - Market Equity Raise ● Agreement grants Blue Apron a security interest in the form of securities of certain privately - held companies ● The equity interest is estimated to be valued in significant excess of obligations owed to the company (1) Enters into Guaranty & Pledge Agreement with affiliate of Joseph N. Sanberg Completed October 6, 2022 Signed November 6, 2022 THIRD QUARTER 2022 UPDATE (1) Based on a third - party valuation report reviewed by the company and based on representations made by the affiliate in the gu aranty and pledge agreement, the value of the equity interest is estimated to be in significant excess of the obligation owed to the company un der the RJB Purchase Agreement 5

6 (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e - commerce platforms an d, beginning in 2Q22, through third - party sales platforms in a given reporting period divided by the number of Orders in that pe riod (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e - comme rce platforms and, beginning in 2Q222, through third - party sales platforms in any reporting period, inclusive of orders that ma y have eventually been refunded or credited to customers (3) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e - commerce pla tforms and, beginning in 2Q22 through third - party sales platforms in a given reporting period divided by the number of Customers in that period (4) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in t hat period (5) We determine our number of Customers by counting the total number of individual customers who have paid for at least one Ord er from Blue Apron across our meal, wine or market products sold on our ecommerce platforms and, beginning in 2Q22 through th ird - party sales platforms in a given reporting period THIRD QUARTER 2022 RECAP $70.83 323,000 4.8 $340 679,000 Record Average Order Value +13.7% YoY (1)(2) Record Average Revenue Per Customer (3) Orders Per Customer (4)(5) Customers in Q3’22 (5) Customers over last 12 months (5) 6

7 7 Better Living Roadmap Highlights first ever SASB report Leading Carbon Management Platform ● Blue Apron is leveraging Planet FWD’s platform to conduct a thorough review of its Scope 3 emissions to report and take future action on its carbon footprint ● Blue Apron is the first meal - kit on the platform Better Living Roadmap is focused on 3 key priorities: ● People ● Product ● Progress Blue Apron joined September 2022 Launched Blue Apron’s inaugural ESG Report in September 2022, highlighting accomplishments through 2021 ● Blue Apron commits to elevating its role to show the different ways it can help drive the outcomes of the UN’s 17 Sustainable Development Goals ● The UN Global Compact is focused on: ○ SDG 1 (No Poverty) ○ SDG 2 (Zero Hunger) ○ SDG 3 (Good Health and Well - being) ESG INITIATIVES

8 Mitch Cohen Interim Chief Financial Officer

9 3Q22 PERFORMANCE Net Revenue ($M) $109.7 Million +0.01% vs 3Q21 9

10 3.8% 13.7% - 2.4% YoY Growth - 7.4% - 5.6% - 4.0% Average Revenue Per Customer (1) Orders Per Customer (2) Average Order Value (3) - 0.4% - 5.7% 6.4% - 3.1% 2.2% 8.6% - 0.6% - 7.5% 7.0% 3Q22 KPI PERFORMANCE (1) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e - commerce pla tforms and, beginning in 2Q22 through third - party sales platforms in a given reporting period divided by the number of Customer s in that period (2) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in t hat period (3) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e - commerce platforms an d, beginning in 2Q22 through third - party sales platforms in a given reporting period divided by the number of Orders in that per iod 10

11 3Q22 PERFORMANCE Variable Margin (1) 32.2% - 90 bps YoY PTG&A ($M) $37.0 Million +4.9% YoY % of Net Revenue 36.7% 32.1% 31.0% 34.4% 33.7% (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue 11

12 Net Loss ($M) $(25.8) Million Strategic increase in marketing in Q4 2021 + Q1 2022 3Q22 PERFORMANCE Q3 ‘21 Q4‘21 Q1‘22 Q2 ‘22 $ (23) Q3‘21 Q4‘21 Q1 ‘22 Adjusted EBITDA ($M) ( ¹ ) $(17.5) Million Q2 ‘22 (1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (los s) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share - based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA Q3 ‘22 Q3 ‘22 12

Q&A

Appendix: Adjusted EBITDA Reconciliation

16 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 (in millions) Net income (loss) $(19) $(28) $(26) $(38) $(23) $(26) Share - based compensation 3 2 2 2 2 2 Depreciation and amortization 6 6 5 5 5 5 Gain (loss) on extinguishment of debt 4 - - - (1) - Interest (income) expense, net 3 2 2 2 1 2 Other (income) expense (1) 6 (1) (2) 0 0 Provision (benefit) for income taxes 0 0 0 0 0 0 Adjusted EBITDA $(4) $(12) $(18) $(31) $(16) $(17)